UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 15, 2011
GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 15, 2011, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2010. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*
     On February 15, 2011, beginning at 11:00 a.m., eastern standard time, the Company will host a conference call concerning the Company’s fourth quarter and year end 2010 financial results. In connection with this conference call, the Company has made available for review on its website (ir.gaincapital.com) a copy of its corporate presentation. A copy of the corporate presentation is also attached hereto as Exhibit 99.2.*
Item 7.01. Regulation FD Disclosure.
     As noted above, a copy of the corporate presentation being presented at the Company’s February 15, 2011 conference call is attached hereto as Exhibit 99.2*.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated February 15, 2011, reporting its financial results.

99.2	Corporate Presentation.

*	The information furnished in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.

Dated: February 15, 2011

	By: Name:	/s/ Henry Lyons Henry Lyons
	Title:	Chief Financial Officer and Treasurer